UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2006
WEBSIDESTORY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-31613	33-0072173
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10182 Telesis Court, 6th Floor, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 546-0040
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          This Current Report on Form 8-K is filed by WebSideStory, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 8.01. Other Events
SIGNATURES

Item 8.01. Other Events.
          On May 16, 2006, TA/Advent VIII L.P., Advent Atlantic and Pacific III L.P., TA Executives Fund LLC and TA Investors LLC (collectively, the “TA Entities”), holders of the Company’s common stock, advised the Company that they entered into a stock selling plan intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. Under the plan, the TA Entities authorized the sale of up to an aggregate of 400,000 shares of the Company’s common stock.
          The plan provides for sales of the Company’s common stock in amounts that vary depending on the available price per share.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSIDESTORY, INC.

Date: May 19, 2006	By:	/s/ Andrew S. Greenhalgh

Andrew S. Greenhalgh
Vice President and General Counsel

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